UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 4, 2006

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	1-12994	52-1802283
Delaware	000-50694	52-1873369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5425 Wisconsin Avenue

Suite 500

Chevy Chase, Maryland 20815

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (301) 968-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

Item 1.01.	Entry into a Material Definitive Agreement.

With respect to the sale of the registrants’ interests in Vaughan Mills, St. Enoch Centre and Madrid Xanadú, the information disclosed below under “Item 2.01. Completion of Acquisition or Disposition of Assets” is incorporated by reference into this item, and that information is qualified in its entirety by reference to the text of the Agreement for Transfer of Ownership Interests, Agreement for Contribution of Shares and Share Purchase Agreement documents attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

As previously disclosed in a Current Report on Form 8-K filed on October 2, 2006, Mark S. Ordan, Chief Executive Officer and President of The Mills Corporation (“TMC”), is eligible to receive special bonus payments of up to $1.7 million, subject to the satisfaction of certain performance criteria which generally relate to Mr. Ordan’s participation in, assistance with and facilitation of TMC’s strategic alternatives process. With the closing of the sale of the registrants’ interests in Vaughan Mills, St. Enoch Centre and Madrid Xanadú, disclosed below under “Item 2.01. Completion of Acquisition or Disposition of Assets,” Mr. Ordan has achieved a portion of the qualitative and quantitative measures towards that $1.7 million.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 5, 2006, The Mills Limited Partnership (“TMLP”) completed the sale of its interests in Vaughan Mills (Ontario, Canada), St. Enoch Centre (Glasgow, Scotland) and Madrid Xanadú (Madrid, Spain) to Ivanhoe Cambridge, Inc. (“Ivanhoe”) for approximately US$988 million, with net proceeds of approximately US$500 million before transaction costs, but net of expected foreign taxes. A copy of TMC’s press release announcing the sale is attached to this Current Report on Form 8-K as Exhibit 99.1. Prior to the sale, TMLP and Ivanhoe each owned a 50% interest in Vaughan Mills and St. Enoch Centre and TMLP owned a 100% interest in Madrid Xanadú. The transaction was effected pursuant to an Agreement for Transfer of Ownership Interests between certain affiliates of TMLP as transferors and certain affiliates of Ivanhoe as transferees, an Agreement for Contribution of Shares between certain affiliates of TMLP and a certain affiliate of Ivanhoe and a Share Purchase Agreement between certain affiliates of TMLP and a certain affiliate of Ivanhoe, each dated as of October 4, 2006.

Approximately US$400 million of the sale proceeds was used to immediately pay down a portion of TMLP’s Senior Term Loan with Goldman Sachs Mortgage Company, as Administrative Agent (the “Senior Term Loan”). Pursuant to regulatory requirements, a total of approximately US$80 million is being held in escrow for foreign taxes, which are expected to total approximately US$21 million. Once the foreign tax amount is paid, the balance will be distributed from escrow and used to repay a portion of the Senior Term Loan. An additional approximately US$32 million in proceeds was placed in escrow by mutual agreement with Parcelatoria de Gonzalo Chacon (“PGC”). This amount was placed in escrow so that TMLP could proceed with closing the Madrid Xanadú transaction in light of certain actions taken by PGC in connection with its lawsuit seeking additional compensation for the 2004 buy-out by TMLP of PGC’s interests in Madrid Xanadú. On final determination of the PGC lawsuit, any proceeds in excess of amounts owed to PGC will be released and used to repay a portion of the Senior Term Loan.

The Agreement for Transfer of Ownership Interests, Agreement for Contribution of Shares and Share Purchase Agreement documents are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference, and the forgoing summary contained in this Item 2.01 is qualified in its entirety by reference to the text of those documents.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired:

Not applicable.

(b) Pro Forma Financial Information:

As a result of the delay in filing their 2005 Form 10-K and Form 10-Qs for the first two quarters of 2006, the registrants are unable to provide the required pro forma financial information regarding the disposition of their interests in Vaughan Mills, St. Enoch Centre and Madrid Xanadú to Ivanhoe. The registrants expect to file such pro forma information in an amendment to this Current Report on Form 8-K promptly following the filing of their 2005 Form 10-K and Form 10-Qs for the first two quarters of 2006.

(c) Exhibits:

Exhibit No.	Description

10.1	Agreement for Transfer of Ownership Interests between Vaughan Mills Advisory Services, Inc., as sole trustee of Vaughan Mills Irrevocable Grantor Trust, Vaughan Mills Residual Inc., Vaughan Mills Advisory Services, Inc., St. Enoch, L.L.C., Mills Global Investments of UK, L.L.C., and Mills Global Services of UK Limited collectively as transferors and Ivanhoe Cambridge II Inc. and 4352769 Canada Inc. collectively as transferees, dated as of October 4, 2006.

10.2	Agreement for Contribution of Shares between Jahold B.V. and Golober B.V. and Ivanhoe Netherlands Holdings III B.V., dated as of October 4, 2006.

10.3	Share Purchase Agreement between Jahold B.V. and Golober B.V. and Ivanhoe Netherlands Holdings II B.V., dated as of October 4, 2006.

99.1	Press release of October 6, 2006 announcing sale of interests in Vaughan Mills (Ontario, Canada), St. Enoch Centre (Glasgow, Scotland) and Madrid Xanadú (Madrid, Spain) to Ivanhoe Cambridge, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION

By:	/S/ MARK S. ORDAN
Name:	Mark S. Ordan
Title:	Chief Executive Officer and President

THE MILLS LIMITED PARTNERSHIP

By: The Mills Corporation, its general partner

By:	/S/ MARK S. ORDAN
Name:	Mark S. Ordan
Title:	Chief Executive Officer and President

Date: October 11, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement for Transfer of Ownership Interests between Vaughan Mills Advisory Services, Inc., as sole trustee of Vaughan Mills Irrevocable Grantor Trust, Vaughan Mills Residual Inc., Vaughan Mills Advisory Services, Inc., St. Enoch, L.L.C., Mills Global Investments of UK, L.L.C., and Mills Global Services of UK Limited collectively as transferors and Ivanhoe Cambridge II Inc. and 4352769 Canada Inc. collectively as transferees, dated as of October 4, 2006.

10.2	Agreement for Contribution of Shares between Jahold B.V. and Golober B.V. and Ivanhoe Netherlands Holdings III B.V., dated as of October 4, 2006.

10.3	Share Purchase Agreement between Jahold B.V. and Golober B.V. and Ivanhoe Netherlands Holdings II B.V., dated as of October 4, 2006.

99.1	Press release of October 6, 2006 announcing sale of interests in Vaughan Mills (Ontario, Canada), St. Enoch Centre (Glasgow, Scotland) and Madrid Xanadú (Madrid, Spain) to Ivanhoe Cambridge, Inc.

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